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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 24, 2000
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                Date of Report (Date of Earliest Event Reported)


                        Envision Development Corporation
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             (Exact name of registrant as specified in its charter)


                                     Florida
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                             State of Incorporation

                                    001-15311
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                             Commission File Number

                                   65-0981457
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                         IRS Employer Identification No.

                100 Nickerson Road, Marlboro, Massachusetts 01752
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                     Address of principal executive offices


                                 (508) 480-3000
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               Registrant's telephone number, including area code


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ITEM 5.     OTHER INFORMATION.

         On October 30, 2000, Mr. Alan Rudd announced that he was resigning as a director of Envision Development Corporation ("Envision"), effective immediately. On October 24, 2000, Mr. Sunny C. Vanderbeck announced that he was resigning as a director of Envision, effective immediately. Neither Mr. Rudd nor Mr. Vanderbeck expressed any disagreement with any policy of Envision or the Board of Directors or submitted any objection, written or otherwise, to any action of the Board or of Envision.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 31st day of October, 2000.

                                         ENVISION DEVELOPMENT CORPORATION

                                         By: /s/ Michael E. Amideo
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                                                 Michael E. Amideo
                                                 Chief Executive Officer


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